Public

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 6 to the registration statement on Form N-1A (the "Registration Statement") of our report dated January 28, 1998, relating to the financial statements and financial highlights of the Van Wagoner Emerging Growth Fund, the Van Wagoner Micro-Cap Fund, the Van Wagoner Mid-Cap Fund and the Van Wagoner Post-Venture Fund, four of the portfolios of the Van Wagoner Funds, Inc., which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information and to the reference to us under the headings "Financial Highlights" and "Transfer and Dividend Disbursing Agent, Custodian and Independent Accountants" in such Prospectus.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
Milwaukee, Wisconsin
April 24, 1998




                                                                 Non Public

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 6 to the registration statement on Form N-1A (the "Registration Statement") of our report dated January 28, 1998, relating to the financial statements and financial highlights of the Van Wagoner Capital Appreciation Fund and the Van Wagoner Growth Fund, two of the portfolios of the Van Wagoner Funds, Inc., which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information and to the reference to us under the headings "Financial Highlights" and "Transfer and Dividend Disbursing Agent, Custodian and Independent Accountants" in such Prospectus.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
Milwaukee, Wisconsin
April 24, 1998